Supplement Dated October 16, 2007
to
Prospectuses Dated May 1, 2007
for
ProtectiveRewardsB2A® Variable Annuity
ProtectiveAccess® Variable Annuity
ProtectiveValues® Variable Annuity
ProtectiveValues® Access Variable Annuity
ProtectiveValues® Advantage Variable Annuity
Protective Variable Annuity
Protective Variable Annuity II
Protective Advantage Variable Annuity

Each issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

This Supplement amends certain information contained in your variable annuity product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The section labeled "QUALIFIED RETIREMENT PLANS, Section 403(b) Contracts" is amended to add the following:

New income tax regulations impose a written plan requirement and an information sharing requirement on section 403(b) contracts (including section 403(b) annuity contracts and section 403(b)(7) custodial accounts). In particular, a rollover to a section 403(b) contract from an eligible retirement plan, a transfer to a section 403(b) plan from another section 403(b) plan, and the exchange of a section 403(b) contract for another section 403(b) contract under the same section 403(b) plan must be permitted under the section 403(b) plan pursuant to which the contract is maintained. In addition, the issuer of the section 403(b) contract and the employer maintaining the section 403(b) plan must agree to provide each other, from time to time, with information necessary for the section 403(b) contract, or any other contract to which contributions have been made by the employer, to satisfy section 403(b) and other tax requirements.

These new requirements apply to a contract received in an exchange that occurs after September 24, 2007, although such a contract need not satisfy these requirements until January 1, 2009 (the general effective date of the new regulations). Hence, if a new rollover, transfer, or exchange into a section 403(b) contract is made before January 1, 2009, and the written plan and information sharing requirements are not satisfied by that date, the contract will fail to qualify as a section 403(b) contract as of January 1, 2009. In that event, there may be adverse tax consequences to the contract owner, including current taxation of amounts that would otherwise be tax deferred.

In light of the limitations in the new income tax regulations, the Company generally will not accept rollovers, transfers, or exchanges into a section 403(b) annuity contract after September 24, 2007. If you wish to make a rollover, transfer, or exchange from your section 403(b) annuity contract with the Company to another section 403(b) contract, you should consider that the recipient contract will fail to qualify as a section 403(b) contract as of January 1, 2009, if the requirements applicable to section 403(b) contracts, including the written plan and information sharing requirements, are not satisfied as of that date. Before making a rollover, transfer, or exchange to another section 403(b) contract, you should consult your tax advisor about the tax consequences to you in the event that the written plan and information sharing requirements are not satisfied as of January 1, 2009.